1 Financial Supplement Third Quarter 2026 November 4, 2026 NASDAQ: VMD Viemed Healthcare, Inc.

Disclaimers Forward Looking Statements Certain statements contained in this Financial Supplement may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's 2026 net revenue, Adjusted EBITDA and net capital expenditure guidance, anticipated patient and revenue growth, expected improvements in operating efficiency, and profitability, anticipated benefits from technology, purchasing and operational initiatives, capital allocation priorities, share repurchases and future cash generation, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which we operate; significant capital requirements and operating risks that we may be subject to; our ability to implement business strategies and pursue business opportunities; volatility in the market price of our common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; changes in U.S. trade policies and retaliatory responses from other countries, including tariffs; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on our information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which we are exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by us; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns; the use of artificial intelligence technologies; as well as other general economic, market and business conditions; and other factors beyond our control; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Financial Supplement are made as of the date of this Financial Supplement and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law. This Financial Supplement contains non-GAAP financial guidance. There is no reliable or reasonably estimable comparable GAAP measure for the Company’s non-GAAP financial guidance because the Company is not able to reliably predict the impact of certain items that typically have one or more of the following characteristics: highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of future operating results. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods. As a result, reconciliation of the non-GAAP financial guidance to the most directly comparable GAAP measure is not available without unreasonable effort. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results. The Company’s financial guidance in this Financial Supplement excludes the impact of potential future strategic acquisitions and any items that have not yet been identified or quantified. This guidance is subject to risks and uncertainties inherent in all forward-looking statements, as outlined above. Non-GAAP and Other Financial Information This Financial Supplement includes references to financial measures that are calculated and presented using methodologies other than those in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA and free cash flow. Any non-GAAP financial measures presented herein are intended to supplement, and not to be considered superior to or as a substitute for, the Company’s consolidated financial statements prepared in accordance with GAAP. These non-GAAP financial measures exclude significant expense and income items required by GAAP, and are subject to inherent limitations, including the exercise of judgment by management regarding which items to exclude or include. Non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. Reconciliations of non-GAAP financial information to the most directly comparable GAAP financial information are provided within this financial supplement. 2 VieMed Healthcare Inc. I Financial Supplement

Key Themes for Q3 2026 3 Delivered record quarterly revenue of $80.7 million, up 12.2% year over year and 3.3% sequentially, alongside a substantial improvement in sequential profitability. With Lehan included in both the current and prior-year quarters for the first time, these results underscore the strength of our increasingly diversified platform and our progress in translating continued revenue growth into stronger earnings. • Net income attributable to Viemed totaled $4.6 million ($0.11 per diluted share), up 32.0% year over year and 67.8% sequentially, increasing to 5.7% of net revenue from 3.5% in the preceding quarter. • Adjusted EBITDA increased 5.8% year over year and 24.4% sequentially to $17.1 million. As a percentage of net revenue, Adjusted EBITDA increased to 21.1% from 17.6% in the preceding quarter, an improvement of approximately 350 basis points. • Ventilator rental revenue increased 7.4% year over year and 2.9% sequentially to $37.5 million, supported by higher average patient volumes. • PAP therapy patients increased 37.5% year over year and 16.0% sequentially to 43,861; sleep resupply patients increased 22.1% year over year and 10.5% sequentially to 40,918. • Generated $11.5 million of operating cash flow and $4.0 million of free cash flow, with trailing twelve-month operating cash flow and free cash flow of $53.9 million and $26.1 million, respectively. Net CAPEX totaled $7.5 million, or 9.2% of revenue, for the quarter. • Narrowed full-year guidance to $316 million–$320 million in revenue and $64 million–$66 million in Adjusted EBITDA, while lowering net CAPEX guidance to 8.0%–9.0% of revenue. VieMed Healthcare Inc. I Financial Supplement

Financial and Operational Highlights

(expressed in thousands of U.S. Dollars, except operational information).

For the quarter ended:	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
Financial Information:								
Revenue	$80,673	$78,097	$75,414	$76,181	$71,914	$63,056	$59,129	$60,695
Gross Profit	$46,192	$45,048	$42,827	$44,103	$41,345	$36,731	$33,279	$36,138
Gross Profit %	57%	58%	57%	58%	57%	58%	56%	60%
Net Income attributable to Viemed Healthcare, Inc.	$4,638	$2,764	$2,582	$5,639	$3,513	$3,157	$2,625	$4,316
Cash and Cash Equivalents (As of)	$9,676	$10,680	$9,762	$13,501	$11,123	$20,016	$10,160	$17,540
Total Assets (As of)	$207,634	$204,224	$197,361	$199,154	$202,360	$184,603	$178,079	$177,069
Adjusted EBITDA[1]	$17,057	$13,715	$14,311	$18,203	$16,121	$14,287	$12,765	$14,242
Operational Information:								
Vent Patients[2]	12,552	12,635	12,089	12,259	12,372	12,152	11,809	11,795
PAP Therapy Patients[3]	43,861	37,825	35,938	34,528	31,891	26,260	22,899	21,338
Sleep Resupply Patients[4]	40,918	37,035	33,661	36,561	33,518	25,246	22,941	24,478

(1) Refer to "Adjusted EBITDA" in this presentation for the definition of Adjusted EBITDA and a reconciliation to its most comparable GAAP measure.
(2) Vent Patients represents the number of active ventilator patients on recurring billing service at the end of each calendar quarter.
(3) PAP Therapy Patients represents the number of distinct patients billed for PAP therapy services during each calendar quarter.
(4) Sleep Resupply Patients represents the number of distinct patients who received supplies through our sleep resupply program during each calendar quarter.

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Ventilation 49% Oxygen 9% Sleep 21% Airway Clearance 6% Women’s Health 6% Staffing 8% Other 1% Q3 2025 Medicare 37% Medicaid/ MCO 8% Medicare Advantage 20% Commercial 23% Other 12% Medicare 34% Medicaid/ MCO 9% Medicare Advantage 21% Commercial 24% Other 12% Ventilation 46% Oxygen 7% Sleep 23% Airway Clearance 7% Women’s Health 8% Staffing 7% Other 2% Q3 2026 Rental 68% Sales 32% Service, Payor and Revenue Mix 5 SERVICE MIX PAYOR MIX REVENUE MIX VieMed Healthcare Inc. I Financial Supplement SERVICE MIX PAYOR MIX Rental 70% Sales 30% REVENUE MIX

Revenue Highlights 6 For the quarter ended 9/30/26 6/30/26 3/31/26 12/31/25 9/30/25 6/30/25 3/31/25 12/31/24 Rental Revenue (expressed in thousands of USD): Ventilators, non-invasive & invasive $37,460 $36,411 $35,360 $35,888 $34,883 $33,819 $32,159 $33,173 Other home medical equipment rentals $17,414 $16,408 $16,198 $16,200 $15,401 $13,823 $12,962 $13,047 Sales & Service Revenue (expressed in thousands of USD): Equipment and supply sales $19,414 $18,971 $17,488 $17,521 $15,700 $9,514 $7,519 $8,940 Service revenues $6,385 $6,307 $6,368 $6,572 $5,930 $5,900 $6,489 $5,535 Total revenues $80,673 $78,097 $75,414 $76,181 $71,914 $63,056 $59,129 $60,695 Rental Revenue (% of Total revenue): Ventilators, non-invasive & invasive 46.4% 46.6% 46.9% 47.1% 48.5% 53.6% 54.4% 54.7% Other home medical equipment rentals 21.6% 21.0% 21.5% 21.3% 21.4% 21.9% 21.9% 21.5% Sales & Service Revenue (% of Total revenue): Equipment and supply sales 24.1% 24.3% 23.2% 23.0% 21.8% 15.1% 12.7% 14.7% Service revenues 7.9% 8.1% 8.4% 8.6% 8.3% 9.4% 11.0% 9.1% Total revenues 100% 100% 100% 100% 100% 100% 100% 100% VieMed Healthcare Inc. I Financial Supplement

Liquidity Metrics 7 Positioned for growth • The Company maintains a healthy balance sheet with no net debt as of September 30, 2026, providing significant financial flexibility. • As of September 30, 2026, the Company had $46 million available under its existing credit facilities, supporting our capital allocation strategy. For the period ended 9/30/26 12/31/25 12/31/24 Cash on hand $ 9,676 $ 13,501 $ 17,540 Working Capital $ 11,966 $ 7,437 $ 15,554 Long Term Debt $ 4,510 $ 11,291 $ 3,589 VieMed Healthcare Inc. I Financial Supplement (expressed in thousands of U.S. Dollars)

Free Cash Flow

Reconciliation from GAAP Net Cash Provided by Operating Activities to Non-GAAP Free Cash Flow

We present non-GAAP free cash flow for the current quarter and trailing twelve months (TTM) as a supplemental liquidity measure. Management believes free cash flow provides investors with useful insight into the Company's ability to generate cash, fund growth initiatives, and return capital to shareholders. Free cash flow does not represent residual cash flow available for discretionary expenditures. Free cash flow is defined as net cash provided by operating activities, as reported under U.S. GAAP, less net capital expenditures (Net CAPEX). Net CAPEX is calculated as purchases of property and equipment minus proceeds from the sale of property and equipment in order to reflect both outflows and inflows associated with routine equipment turnover. Trailing twelve months (TTM) free cash flow is calculated by aggregating the last four quarters, each calculated using the methodology described above.

(expressed in thousands of U.S. Dollars)

	TTM	For the quarter ended			
	9/30/26	9/30/26	6/30/26	3/31/26	12/31/25
Net cash provided by operating activities	$ 53,901	$ 11,487	$ 15,902	$ 8,071	$ 18,441
Less:					
Purchase of property and equipment	(32,525)	(8,616)	(8,460)	(6,712)	(8,737)
Proceeds from sale of property and equipment	4,680	1,154	1,174	1,227	1,125
Net CAPEX	(27,845)	(7,462)	(7,286)	(5,485)	(7,612)
Free cash flow	**$ 26,056**	**$ 4,025**	**$ 8,616**	**$ 2,586**	**$ 10,829**

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2026 Annual Guidance – Commentary 9 Core Metrics • Net revenue of $316 million to $320 million, raising the low end from $314 million. • Adjusted EBITDA of $64 million to $66 million, narrowed from $64 million to $68 million. • Net capital expenditures of 8.0% to 9.0% of net revenue, lowered from 8.5% to 10.0%. Q3 2026 Performance and Q4 Outlook • Q3 revenue increased 3.3% sequentially to $80.7 million, consistent with expectations. • Q3 Adjusted EBITDA increased 24.4% sequentially to $17.1 million, reflecting a significant improvement in profitability from Q2. • Continued sequential revenue and Adjusted EBITDA growth anticipated in Q4, consistent with the updated full- year outlook. Key Assumptions • Excludes potential acquisitions and other strategic transactions. • Revenue outlook reflects year-to-date performance and continued growth across the diversified platform. • Adjusted EBITDA outlook reflects updated expectations for Q4 operating performance, while lower net capital expenditure guidance reflects the increasing contribution from less capital-intensive product and service offerings. VieMed Healthcare Inc. I Financial Supplement

Adjusted EBITDA

Reconciliation of Net Income Attributable to Viemed Healthcare, Inc. to Non-GAAP Adjusted EBITDA

Management believes Adjusted EBITDA provides helpful information with respect to the Company's operating performance as viewed by management, including a view of the Company's business that is not dependent on the impact of the Company's capitalization structure and items that are not part of the Company's day-to-day operations. Management uses Adjusted EBITDA (i) to compare the Company's operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company's employees, (iii) for planning purposes, including the preparation of the Company's internal annual operating budget, and (iv) to evaluate the performance and effectiveness of the Company's operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating the Company's operating performance in the same manner as management.

(expressed in thousands of U.S. Dollars)

For the quarter ended:	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
Net Income attributable to Viemed Healthcare, Inc.	**$ 4,638**	**$ 2,764**	**$ 2,582**	**$ 5,639**	**$ 3,513**	**$ 3,157**	**$ 2,625**	**$ 4,316**
Add back:								
Depreciation & amortization	7,718	7,520	7,621	7,570	7,539	6,891	6,613	6,366
Interest expense, net	177	248	305	364	507	132	179	147
Stock-based compensation[a]	2,476	2,032	2,451	2,300	2,180	2,341	2,311	1,521
Transaction costs[b]	-	-	74	139	847	53	85	11
Impairment of assets[c]	-	-	-	-	-	-	-	-
Income tax expense	2,048	1,151	1,278	2,191	1,535	1,713	952	1,881
Adjusted EBITDA	**$ 17,057**	**$ 13,715**	**$ 14,311**	**$ 18,203**	**$ 16,121**	**$ 14,287**	**$ 12,765**	**$ 14,242**

(a) Represents non-cash, equity-based compensation expense associated with option and RSU awards.
(b) Represents transaction costs and expenses related to acquisition and integration efforts associated with recently announced or completed acquisitions.
(c) Represents impairments of the fair value of investment and litigation-related assets.

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